                      ASSIGNMENT AND ASSUMPTION AGREEMENT
                      -----------------------------------

                  THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Agreement") is made and entered into as of January 30, 1998, among (i) Genesis Health Ventures, Inc., a Pennsylvania corporation, in its capacity as the assigning lender hereunder ("Genesis"), (ii) ET Capital Corp., a Delaware corporation ("ET Capital", together with Genesis and their successors and assigns, the "Lenders") and in its capacity as agent for the Lenders (the "Agent") and
(iii) Age Institute of Florida, Inc., a Florida non-profit corporation (together with its successors and assigns, the "Borrower").

                  WHEREAS, Genesis and the Borrower entered into that certain Working Capital Loan and Security Agreement, dated as of August 31, 1996 (as may be amended or assigned from time to time, the "Loan Agreement"), pursuant to which Genesis agreed to make a loan to the Borrower in the aggregate principal amount of $10,000,000 (the "Loan") and the Borrower granted Genesis a security interest in certain collateral to secure its obligations in connection with the Loan;

                  WHEREAS, the Loan was evidenced by that certain Promissory Note, dated August 31, 1996 (the "Note"), payable to the order of Genesis in the principal amount of $10,000,000;

                  WHEREAS, simultaneously with the execution and delivery of the Loan Agreement, the Borrower and Genesis entered into that certain Security Agreement, dated as of August 31, 1996 (the "Security Agreement"), whereby the Borrower granted Genesis a security interest in all of its accounts, inventory, equipment and general intangibles to secure the obligations of the Borrower in connection with, among other things, the Loan;

                  WHEREAS, ET Capital has agreed to purchase, and Genesis has agreed to sell, a portion of the principal amount of the Note equal to $7,500,000 on the terms and conditions set forth herein;

                  WHEREAS, ET Capital wishes to become a party to the Loan Agreement as a lender and is willing to assume the rights and obligations of a lender therein contained;

                  WHEREAS, Genesis and ET Capital, as lenders, wish to appoint ET Capital to act as their Agent under the Loan Agreement, the Security Agreement and the other agreements, instruments and documents executed and delivered in connection therewith;

                  WHEREAS, Genesis has agreed to grant ET Capital an option to purchase the remaining principal amount of the Note on the terms and conditions set forth herein; and

                  WHEREAS, in connection with this Agreement, (i) the Lenders and the Borrower are entering into an Amendment to Working Capital Loan Agreement, dated as of the date hereof, (ii) the Lenders and the Borrower are entering into an Assignment and Amendment to Security Agreement, dated as of the date hereof; and (iii) the Borrower is granting a mortgage and security interest in the Facilities (as defined in the Loan Agreement) and related property pursuant to a Second Mortgage, Assignment of Rents and Security Interest, dated as of the date hereof (the "Mortgage").

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:


1.   CERTAIN DEFINITIONS.

                  For purposes of this Agreement, the following terms have the following meanings:

                  "$2,500,000 Amended and Restated Note" means the Amended and Restated Promissory Note executed by the Borrower payable to the order of Genesis in the principal amount of $2,500,000, in substantially the form attached hereto as Exhibit A.

                  "$7,500,000 Amended and Restated Note" means the Amended and Restated Promissory Note executed by the Borrower payable to the order of ET Capital in the principal amount of $7,500,000, in substantially the form attached hereto as Exhibit B.

                  "Amended and Restated Notes" means, collectively, the $2,500,000 Amended and Restated Note and the $7,500,000 Amended and Restated Note.

                  "Collateral" means, collectively, the "Collateral" as defined in the Loan Agreement, the "Collateral" as defined in the Security Agreement and the "Property" as defined in the Mortgage.

                  "Intercreditor Agreement" means that certain Intercreditor Agreement, dated as of the date hereof, among Genesis, in its capacity as senior lender, junior lender and agent, ET Capital and the Borrower.

                  "Loan Documents" means the Loan Agreement, the Amended and Restated Notes, the Security Agreement, the Mortgage and all other agreements, instruments and documents executed in connection therewith, as such documents may be amended, renewed, modified, extended, assigned, refinanced or replaced from time to time.

                  Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Loan Agreement.


2.   ASSIGNMENT AND ASSUMPTION.

                  2.1 At or before 12:00 noon on January 30, 1998, ET Capital shall pay to Genesis, in immediately available funds, an amount equal to Seven Million Five Hundred Thousand Dollars ($7,500,00.00) (the "Purchase Price"). Effective upon the date of receipt by Genesis of the Purchase Price (the "Transfer Effective Date"), Genesis hereby irrevocably sells, assigns and transfers to ET Capital, without recourse, and ET Capital hereby irrevocably purchases, takes and assumes from Genesis a portion of the outstanding principal amount under the Loan equal to seventy-five percent (75%). Genesis shall retain a twenty-five percent (25%) portion of such outstanding principal amount of the Loan.

                  2.2 From and after the Transfer Effective Date, ET Capital shall be a party to the Loan Agreement as a lender for all purposes thereof.

                  2.3 All principal payments that would otherwise be payable from and after the Transfer Effective Date to or for the account of Genesis pursuant to the Working Capital Loan Agreement or the Note shall instead be payable to Genesis and ET Capital, on a pari passu basis, in accordance with their respective interests as reflected in Section 2.1 hereof.

                  2.4 All interest, fees and other amounts that otherwise accrue for the account of Genesis from and after the Transfer Effective Date pursuant to the Loan Agreement and the Note shall, instead, accrue for the account of, and be payable to, Genesis and ET Capital, as the case may be, on a pari passu basis, in accordance with their respective interests as reflected in Section 2.1 hereof.

                  2.5 As a condition to the obligation to purchase, and on or prior to the Transfer Effective Date, the Borrower shall execute and deliver to the Agent the Amended and Restated Notes reflecting the interests set forth in Section 2.1 hereof, and shall have executed and delivered an amendment of the Loan Documents as contemplated hereby and an amendment of any and all management agreements pertaining to the Facilities in form satisfactory to the Lenders which provides for subordination of certain management fees in the event of default under the Loan Documents as agreed between the parties. Promptly after the Transfer Effective Date, the Agent will deliver to Genesis the $2,500,000 Amended and Restated Note and will deliver to ET Capital the $7,500,000 Amended and Restated Note, and Genesis will surrender the Note to the Borrower, marked "Canceled by Substitution."

                  2.6 Each of the Lenders shall be secured by the security interests granted under the Security Agreement, the Loan Agreement and the Mortgage to secure the obligations of the Borrower in connection with the Loan on a pro rata basis in proportion to the portion of the outstanding principal amount of the Loan owed to each Lender. Each of the Lenders and the Agent acknowledges that in accordance with the terms of the Intercreditor Agreement, the security interests granted under the Loan Agreement, the Security Agreement and the Mortgage to secure the obligations of the Borrower in connection with the Loan are subordinated to the security interests granted by the Borrower to secure the obligations of the Borrower in connection with the Acquisition Loan (as defined in the Security Agreement).

                  2.7 Concurrently with the execution of this Agreement, Genesis will provide to ET Capital conformed copies of all of the Loan Documents.

                  2.8 By executing and delivering this Agreement, Genesis and ET Capital confirm and agree as follows:

                           (a) other than the representation and warranty that
it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim, Genesis makes no representation and warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Agreement or any other Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Agreement, the Note or any other Loan Document;

                           (b) Genesis makes no representation and warranty
and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under any of the Loan Documents;

                           (c) ET Capital has received a copy of each of the
Loan Documents together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; and

                           (d) ET Capital will, independently and without
reliance upon Genesis, continue to make its own credit decisions in taking or not taking action under the Loan Documents.


3.   AGENCY.

                  3.1 The Lenders hereby appoint and authorize the Agent to act as their agent under the Loan Agreement, the Security Agreement, the Mortgage and each of the other Loan Documents, and the Agent hereby accepts such appointment and authorization. Each of the Lenders and any subsequent holder of the Amended and Restated Notes by its acceptance thereof, irrevocably authorizes the Agent to execute and take such action on its behalf under the provisions of the Loan Documents and to exercise such powers hereunder and thereunder as are specifically delegated to the Agent by the terms hereof and thereof and such powers as are reasonably incidental thereto. The Agent is hereby expressly authorized on behalf of the Lenders, without limiting any implied authority, (i) to execute any and all Loan Documents on behalf of the Lenders, except where Lenders are parties thereto, (ii) to distribute to each Lender copies of all notices, agreements and other material as provided for in the Loan Agreement, the Security Agreement or in the other Loan Documents, (iii) to hold and apply any and all Collateral, and the proceeds thereof, on behalf of the Lenders on a pari passu basis, subject to the terms of and rights set forth in the Intercreditor Agreement, (iv) to exercise any and all rights, powers and remedies of the Lenders under the Loan Documents, (v) to execute and deliver and file and possess instruments and documents, including without limitation financing statements, financing statement amendments and continuation statements, on behalf of any or all of the Lenders; and (vi) in the event of any acceleration of the Loan or any amounts due under the Amended and Restated Notes, to use its best efforts to sell or otherwise liquidate or dispose of the Collateral and otherwise exercise the rights of the Lenders under the Loan Agreement, the Security Agreement and the Mortgage.

                  3.2 Each Lender agrees (a) to reimburse the Agent in the amount of such Lender's pro rata share based on its percentage of the outstanding principal amount of the Loan for any expenses incurred by the Agent for the benefit of the Lenders, including counsel fees and compensation of agents and employees, and all other amounts paid by the Agent respectively, for services rendered on behalf of the Lenders and (b) to indemnify and hold harmless the Agent and any of its directors, officers, employees or agents, on demand, in the amount of its pro rata share, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against it in its capacity as the Agent or any of its directors, officers, employees or agents in any way relating to or arising out of the Loan Documents or any action taken or omitted by the Agent or any of its directors, officers, employees or agents under the Loan Documents, to the extent not reimbursed by the Borrower; provided, however, that no Lender shall be liable to the Agent for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgment, suits, costs, expenses or disbursements resulting from the gross negligence or willful misconduct of the Agent, or any of its directors, officers, employees or agents.

                  3.3 Neither the Agent nor any of its officers, directors, employees or agents will be liable to the Lenders for any action taken or omitted hereunder or in connection herewith or in connection with any document or instrument now or hereafter executed in connection herewith unless caused by its gross negligence or willful misconduct. The Agent will not be responsible for any recitals, warranties or representations in the Loan Agreement, the Mortgage or any other Loan Document. The Lenders acknowledge that they have reviewed the Loan Agreement, the Amended and Restated Notes, the Security Agreement, the Mortgage and all of the other Loan Documents and are fully aware of the terms hereof and thereof. The Agent may execute any of its duties by or through agents or employees and will be entitled to advice of counsel, accountants or other professionals of its selection concerning all matters pertaining to the Loan Documents and its duties hereunder and thereunder. The Agent will be entitled to rely upon any writing or other document, telegram or telephone conversation believed by it to have been signed, sent or made by the proper person or persons and, in respect of legal matters, upon the advice of counsel selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under the Loan Agreement and the other Loan Documents unless it shall first receive such advice or concurrence of all the Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action except for its own gross negligence or willful misconduct. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with a request of all the Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Amended and Restated Notes.

                  3.4 Each Lender acknowledges that the Agent has not made any representation or warranty to it and that no act taken by the Agent will be deemed to constitute a representation or warranty by the Agent to any Lender. Each Lender further acknowledges that it has taken and will continue to take such action and to make such investigation as it deems necessary to inform itself of the affairs of the Borrower and that it has made and will continue to make its own independent investigation of the creditworthiness and the business and operations of the Borrower. In making an advance hereunder, each Lender represents that it has not relied and will not rely upon any information or representations furnished or given by the Agent. The Agent will be under no duty or responsibility to the Lenders to ascertain or to inquire into the performance or observance by the Borrower of any of the provisions of this Agreement or any document or instrument now or hereafter executed in connection herewith. The Agent will not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition or business of the Borrower or any affiliate thereof which may come into the possession of the Agent. The Lenders understand and agree that the Agent will not be deemed to have knowledge of the existence, occurrence or continuance of any event of default under any of the Loan Documents, unless the officers of the Agent immediately responsible for matters concerning this Agreement will have actual knowledge of such occurrence or will have been notified in writing by any Lender or Borrower that the Lender or the Borrower, as applicable, considers that such event of default has occurred and is continuing and specifying the nature thereof.

                  3.5 Upon the occurrence and during the continuation of an Event of Default (as defined in the Loan Agreement), and following a declaration by a Lender that a Amended and Restated Note is due and payable, the Agent upon the request of the Lender, will proceed to enforce the rights of the Lender under the Amended and Restated Note by such proceedings as the Agent may deem appropriate, whether at law or in equity. The Agent, on behalf of all the Lenders, will hold in accordance with the Loan Agreement, the Security Agreement and the Mortgage, subject to the provisions of the Intercreditor Agreement, all items of Collateral received or held by the Agent. Subject to the Agent's rights to reimbursement for its costs and expenses hereunder and, subject to the provisions of the Intercreditor Agreement, each Lender will have an interest in any Collateral in the same proportions that the aggregate outstanding principal obligations owed such Lender pursuant to the Loan Agreement bear to the aggregate outstanding principal obligations owed to all the Lenders, without priority or preference among the Lenders.

                  3.6 The Agent, in all cases, will be fully protected in acting, or in refraining from acting, hereunder or in connection with any other documents or instruments now or hereafter executed in connection herewith in accordance with written instructions of the Lenders.

                  3.7 Subject to the appointment and acceptance of a successor Agent as provided below, the Agent may resign at any time by notifying the Lenders and the Borrower. Upon any such resignation, the Lenders will have the right to appoint a successor Agent. If no successor Agent will have been so appointed by the Lenders and will have accepted such appointment within thirty
(30) days after the retiring Agent gives notice of its resignation, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent. Upon the acceptance of any appointment as Agent hereunder by a successor, such successor will thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent and the retiring Agent will be discharged from its duties and obligations hereunder and under the Loan Documents. After any Agent's resignation hereunder, the provisions of this Section 3 will continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent.


4.   PURCHASE OPTION

                  At any time prior to the close of business on January 30, 1999, ET Capital shall have the right to purchase from Genesis all, but not part, of the outstanding principal amount of the Loan held by Genesis evidenced by the $2,500,000 Amended and Restated Note (the "Option Asset") by delivering to Genesis written notice (the "Exercise Notice") on or prior to said date. The Exercise Notice shall state ET Capital's intention to exercise the purchase option pursuant to this Section 4 and shall further specify the closing date of such purchase (the "Closing Date"); provided, however, that such Closing Date shall not be sooner than five (5) business days nor later than twenty (20) business days after the date of delivery of the Exercise Notice. The purchase price for the Option Asset shall be an amount (the "Purchase Price") equal to the outstanding principal amount of the $2,500,000 Amended and Restated Note on the date of such purchase, together with any accrued and unpaid interest thereon. On the Closing Date, (i) ET Capital shall deliver the Purchase Price to Genesis in immediately available funds, (ii) Genesis shall deliver the $2,500,000 Amended and Restated Note to the Agent, the Borrower shall issue a new promissory note in favor of ET Capital in the amount of the outstanding principal amount of the Loan being purchased and the Agent shall surrender the $2,500,000 Amended and Restated Note to the Borrower marked "Canceled by Substitution," (iii) ET Capital, Genesis and the Borrower shall execute and deliver an Assignment and Assumption Agreement containing provisions substantially similar to the provisions contained in Section 2 hereof; and the agency relationship hereunder shall terminate. Notwithstanding any provision herein to the contrary, in the event an Exercise Notice is not delivered on or before January 30, 1999, the provisions of this Section 4 shall be of no further force and effect.


5.   MISCELLANEOUS.

                  5.1 This Agreement shall be binding and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

                  5.2 If any of the provisions or terms of this Agreement shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any of the other terms hereof, and this Agreement shall be construed as if such unenforceable term had never been contained herein.

                  5.3 This Agreement may be executed in one or more counterparts, each of which shall constitute an original Agreement but all of which together shall constitute one and the same instrument.

                  5.4 The descriptive headings herein are for convenience only and shall not affect the meaning or construction of any of the provisions hereof. Words used herein, regardless of the number and gender specifically used shall be deemed and construed to include any other number, singular, or plural, and any other gender, masculine, feminine or neuter, as the context requires.

                  5.5 All notices, requests, consents, demands, approvals and other communications hereunder shall be deemed to have been duly given, made or served if in writing and when delivered personally (including without limitation by means of telex, telecopies or telefax systems), or the day following delivery to a nationally recognized, reputable overnight courier service which guarantees delivery within twenty-four hours, charges prepaid, to the respective parties to this Agreement as follows:

                  (a)      If to the Borrower, to:

                           Age Institute of Florida, Inc.
                           Professional Arts Building
                           25 Penncraft Avenue
                           Chambersburg, Pennsylvania  17201
                           Attention:  Carol A. Tschop, President

                           With a copy (which shall not constitute notice) to:

                           Blank, Rome, Comisky & McCauley
                           1 Logan Square
                           Philadelphia, Pennsylvania  19103
                           Attention:  Harry A. Madonna, Esq.

                  (b)      If to Genesis, to:

                           Genesis Health Ventures, Inc.
                           148 West State Street
                           Kennett Square, Pennsylvania  19348
                           Attention:  President

                           With a copy (which shall not constitute notice) to:

                           Hogan & Hartson, L.L.P.
                           555 Thirteenth Street, N.W.
                           Washington, D.C.  20004
                           Attention:  George P. Barsness, Esq.

                  (c)      If to the Agent or to ET Capital, to:

                           ET Capital Corporation
                           415 McFarlan Road
                           Suite 202
                           Kennett Square, Pennsylvania  19348
                           Attention:  President
                           with a copy (which shall not constitute notice) to:

                           Hogan & Hartson, L.L.P.
                           555 Thirteenth Street, N.W.
                           Washington, D. C.  20004
                           Attention:  George P. Barsness, Esq.

                  The designation of the person to be so notified or the address of such person for the purposes of such notice may be changed from time to time by similar notice in writing, except that any communication with respect to a change of address shall be deemed to be given and made when received by the party to whom such communication was sent.

                  5.6 The validity, meaning and effect of this Agreement shall be determined in accordance with the laws of the State of Florida without regard to conflicts of laws principles thereof.

                  5.7 No provision of this Agreement may be amended, modified, terminated or waived except by a writing duly executed by each party sought to be bound by such amendment, modification, termination or waiver.



                                       [SIGNATURES APPEAR ON THE FOLLOWING PAGE]

                  IN WITNESS WHEREOF, each party hereto has duly executed or caused this Assignment and Assumption Agreement to be duly executed on such party's behalf as of the date first above written.

                                GENESIS HEALTH VENTURES, INC.,
                                as a Lender



                                By:  /s/ Ira C. Gubernick
                                ------------------------------------------------
                                Name:  Ira C. Gubernick
                                ------------------------------------------------
                                Title:  General Counsel -Corporate and Secretary
                                ------------------------------------------------

                                ET CAPITAL CORPORATION
                                as a Lender and as Agent



                                By:  /s/ Edward B. Romanov, Jr.
                                ------------------------------------------------
                                Name:  Edward B. Romanov, Jr.
                                ------------------------------------------------
                                Title:  President & CEO
                                ------------------------------------------------


                                AGE INSTITUTE OF FLORIDA
                                Borrower

                                By:  /s/ Carol A. Tschop
                                ------------------------------------------------
                                Name:  Carol A. Tschop
                                ------------------------------------------------
                                Title:  President
                                ------------------------------------------------